FIRST EAGLE FUNDS

First Eagle Gold Fund

1345 AVENUE OF THE AMERICAS

NEW YORK, NEW YORK 10105

(800) 334-2143

SUPPLEMENT DATED NOVEMBER 4, 2013

TO PROSPECTUS DATED MARCH 1, 2013

The listing of portfolio managers that appears under the heading “Fund Management” should read as follows.

Matthew McLennan is the Gold Fund’s Portfolio Manager. Mr. McLennan has been Portfolio Manager to the Gold Fund since March 2013 and Head of the First Eagle Global Value team since September 2008.

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The information in this Supplement modifies the First Eagle Funds’ Prospectus dated March 1, 2013 and supersedes an earlier Supplement addressing the same section of the Prospectus dated November 1, 2013. In particular, and without limitation, the information contained in this Supplement modifies (and if inconsistent, replaces) information contained in the section of the Prospectus entitled “Fund Management”.